UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2006

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York 14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 218-3600

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d)    On April 4, 2006, Barry A. Fromberg was elected to serve on the Board of Directors (“Board”) of Constellation Brands, Inc. (“Constellation” or the "Company"), effective immediately, to fill the vacancy created by the November 17, 2005 resignation of George Bresler.

Mr. Fromberg has not yet been named to any committee of the Board of Directors and at this time no determination has been made as to which, if any, committee of the Board of Directors he will be named. Mr. Fromberg, who is currently retired, had been Executive Vice President and Chief Financial Officer of Dean Foods Company, a food and beverage company, from 1998 until April 1, 2006. He is a Certified Public Accountant. The Board considers Mr. Fromberg to be an independent director under applicable New York Stock Exchange requirements. As a Non-Management Director of the Board, Mr. Fromberg will receive the same standard compensation amounts paid to other non-management directors for service on the Board, which amounts have been disclosed previously in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2005 filed by the Company with the U.S. Securities and Exchange Commission on October 11, 2005. However, as Mr. Fromberg is being elected to fill the remaining four months of Mr. Bresler’s term, the amount of Mr. Fromberg’s annual retainer, annual option grant and restricted stock award has been prorated from the date of his election to the scheduled date of the Company’s next annual meeting of stockholders.

There were no arrangements or understandings between Mr. Fromberg and any other person pursuant to which he was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Fromberg that are required to be disclosed by Item 404(a) of Regulation S-K.

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 4, 2006 Constellation Brands, Inc. issued a press release announcing the election of Barry A. Fromberg as a member of Constellation’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

The information included in Item 7.01 of this Current Report on Form 8-K and the exhibit filed herewith is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	The following exhibit is furnished as part of this Current Report on Form 8-K.

No.	Description
99.1	Press Release of Constellation Brands, Inc., dated April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.
Date: April 4, 2006	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Exhibit Number	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Press Release of Constellation Brands, Inc., dated April 4, 2006.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.